First AMENDMENT TO LEASE

THIS AMENDMENT TO LEASE is made and entered into as of Feruary 3, 2011, by and between Allan D. Singer and Gloria G. Singer Trustees for the U.D.T. Trust June 6, 1984 ("Lessor") and Saigon Corporation, a California Corporation ("Lessee").

WHEREAS, on or about June 17, 2008 a Lease was entered into by and between Lessor and Lessee relating to certain real property commonly known as: 1420 240th Street, Harbor City, California (the "Premises"), and

WHEREAS, Lessor and Lessee ☐ have ☑ have not previously amended said Lease, and

WHEREAS, the Lessor and Lessee now desire to amend said Lease,

NOW, THEREFORE, for payment of TEN DOLLARS and other good and valuable consideration to Lessor, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree to make the following additions and modifications to the Lease:

☑ TERM: The Expiration Date is hereby ☐ advanced ☑ extended to July 31, 2012

☐ AGREED USE: The Agreed Use is hereby modified to:

☑ BASE RENT ADJUSTMENT: Monthly Base Rent shall be as follows: $14,333.30 starting March 1, 2011

☑ OTHER: Unit Size shall be increased to include unit A for a total of 18,754 sq.ft. Lessor shall complete the following prior to March 1, 2011: Paint the interior of the unit, Warehouse, office and restrooms. Clean and epoxy seal floors. Carpet the office area.

This Agreement shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

All other terms and conditions of this Lease shall remain unchanged and shall continue in full force and effect except as specifically amended herein.

EXECUTED as of the day and year first above written.

By Lessor:
Allan D. Singer and Gloria G. Singer Trustees for the U.D.T. Trust June 6, 1984

By: [signature]
Name Printed: Allan D. Singer
Title: Trustee

By:
Name Printed:
Title:

By Lessee:
Saigon Coporation, a California Corporation

By: [signature]
Name Printed: B. Samara
Title: President

By:
Name Printed:
Title:

INITIALS INITIALS